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                                                                    EXHIBIT 99.2



                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                                   WLPC, INC.
                             A DELAWARE CORPORATION

                                  WITH AND INTO

                              THE PRESLEY COMPANIES
                             A DELAWARE CORPORATION

                         (Pursuant to Section 253 of the
                      General Corporation Law of Delaware)



         The Presley Companies, a corporation organized and existing under the laws of Delaware does hereby certify:

                  FIRST: That The Presley Companies was incorporated on July 15, 1999, pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary corporation organized and existing under the laws of said State with and into a parent corporation organized and existing under the laws of said State.

                  SECOND: That The Presley Companies owns one hundred percent (100%) of the outstanding shares of each class of stock of WLPC, Inc., a Delaware corporation incorporated on December 13, 1999, pursuant to the DGCL.

                  THIRD: That the Board of Directors of The Presley Companies pursuant to a unanimous written consent dated December 14, 1999, determined to merge its wholly owned subsidiary WLPC, Inc., with and into itself and did adopt the following resolution thereof:

                           WHEREAS, this Corporation owns all of the outstanding
                  capital stock of WLPC, Inc., a Delaware corporation ("WLPC");

                           WHEREAS, it is deemed to be advisable and in the best
                  interests of this Corporation that the Corporation merge into itself WLPC and assume all of its obligations; and

                           WHEREAS, it is deemed to be advisable and in the best
                  interests of this Corporation that said merger shall become effective at

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                  5:00 p.m. Delaware local time, on December 31, 1999, and that upon effectiveness of said merger, the name of the Corporation shall be changed to William Lyon Homes and Article First of the Certificate of Incorporation of the Corporation, as heretofore amended, shall be amended to read as follows:

                                  "FIRST. The name of this corporation is
                  William Lyon Homes."

                           NOW THEREFORE BE IT RESOLVED, that the Corporation
                  merge, and it hereby does merge, into itself WLPC, Inc. and assumes all of its obligations;

                           RESOLVED, that said merger shall become effective at
                  5:00 p.m. Delaware local time, on December 31, 1999;

                           RESOLVED, that upon effectiveness of said merger, the
                  name of the Corporation shall be changed to William Lyon Homes and Article First of the Certificate of Incorporation of the Corporation, as heretofore amended, shall be amended to read as follows:

                                  "FIRST. The name of this corporation is
                  William Lyon Homes."

                           RESOLVED, that except for the foregoing amendment to
                  Article First, the Certificate of Incorporation, as previously amended, shall remain unchanged by the merger and in full force and effect until further amended in accordance with the Delaware General Corporation Law;

                           RESOLVED, that the proper officers of the Corporation
                  be, and they hereby are, directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to so merge WLPC and to assume its obligations, and to so change the name of the Corporation, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger and change of name.

                  FOURTH: That upon the effective date of the merger, Article I of the Certificate of Incorporation of this Corporation shall be amended to read: "The name of this corporation is William Lyon Homes."


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         In witness whereof, the Corporation has caused this certificate to be signed by its duly authorized officer, this 14th day of December, 1999.

                                    THE PRESLEY COMPANIES
                                    A DELAWARE CORPORATION

                                    By:     /s/   Wade H. Cable
                                           -------------------------------------
                                    Name:  Wade H. Cable
                                    Title: President and Chief Executive Officer


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